Exhibit 99.1

Instructure Announces Financial Results for Third Quarter Fiscal Year 2021

GAAP Revenue of $107.2 Million Grows 31% year-over-year (24% ACR Growth)

Cash Flow from Operations of $161.2 Million and Unlevered Free Cash Flow of $172.2 Million

Salt Lake City, UT (November 8, 2021)—Instructure Holdings, Inc. (Instructure) (NYSE: INST), the makers of the Canvas Learning Management System, today announced financial results for the third quarter ended September 30, 2021.

“Instructure continued to deliver strong performance across the board in Q3,” said Steve Daly, CEO of Instructure. “We are well-positioned at the center of the teaching and learning ecosphere, have a strong growth trajectory driven by momentum in both new logo and cross sell wins, and see considerable opportunities in front of us both domestically and internationally as we continue to execute our platform strategy. Our market opportunity is greater than ever."

“In Q3, Canvas users continued to utilize the platform at significantly higher levels than pre-pandemic levels, even after many students returned to the classroom this Fall. This strong usage further increases our confidence that we will remain the core platform for teaching and learning and a cornerstone in the digital transformation of education, regardless of whether education is delivered in an in-person, virtual, or hybrid context.”

Financial Highlights:

●
GAAP Revenue of $107.2 million, an increase of 31% year-over-year
●
Allocated Combined Receipts*, or ACR, of $108.6 million, an increase of 24% year-over-year
●
Operating loss of $5.0 million, or negative 4.7% of revenue, and Non-GAAP operating income* of $40.4 million, or 37.2% of Allocated Combined Receipts
●
GAAP net loss of $13.3 million and Adjusted EBITDA* of $41.3 million, or 38.0% of Allocated Combined Receipts
●
Cash flow from operations of $161.2 million and Unlevered Free Cash Flow* of $172.2 million

*See “Non-GAAP Financial Measures” for information regarding the Company’s use of non-GAAP financial measures as well as reconciliations to the most closely comparable GAAP measures in this press release.

Business and Operating Highlights:

●
In September, Johns Hopkins University announced that it will replace Blackboard with Canvas as the university's learning management system beginning in advance of the 2022-23 academic school year. Thousands of Hopkins faculty and students shared their input as part of the decision-making process and ultimately chose Canvas for its ease of use, modern user interface, superior mobile experience, and powerful ability to integrate with third party tools.

●
In September, we also added a new statewide assessment contract with Vermont. The Vermont Virtual Learning Cooperative (VTVLC) selected MasteryConnect to bolster its approach toward student assessment and help students demonstrate the mastery required for Vermont's pioneering proficiency-based graduation model. VTVLC works with Vermont public schools to offer online courses for its learners statewide, which has become increasingly important due to the COVID-19 crisis.

●
In November, Miami Dade College (MDC) announced it selected Canvas as its new learning management system, moving away from Blackboard in order to better support the surge in its online education with Instructure's platform reliability. MDC was looking for a robust learning management system that offered a mobile experience to create inclusivity for adult students on the go, as well as multilingual support.

●
In October, we hosted attendees from over 5,000 institutions at InstructureCon, more than 5 times pre-pandemic levels. At the conference, we introduced new commercial partnerships and several significant new features to our learning platform, including MasteryView simplified assessments and additional features for Canvas for K-5 users.

●
In October, as a result of our strong growth and margin profile we refinanced $531.0 million in outstanding debt with better terms. As part of the refinancing, we also paid down approximately $31.0 million of outstanding principal, reducing total debt outstanding to $500.0 million. As a result, we expect that our go-forward annual interest expense will be reduced by approximately $18.0 million.

Business Outlook

Based on information as of today, November 8, 2021, the Company is issuing the following financial guidance.

Fourth Quarter Fiscal 2021:

●
Revenue is expected to be in the range of $106.9 million to $107.9 million
●
Allocated Combined Receipts* is expected to be in the range of $107.5 million to $108.5 million
●
Non-GAAP operating income* is expected to be in the range of $37.5 million to $38.5 million
●
Adjusted EBITDA* is expected to be in the range of $38.5 million to $39.5 million
●
Non-GAAP net income* is expected to be $29.3 million to $30.3 million

Full Year 2021:

●
Revenue is expected to be in the range of $401.7 million to $402.7 million
●
Allocated Combined Receipts* is expected to be in the range of $410.7 million to $411.7 million
●
Non-GAAP operating income* is expected to be in the range of $140.6 million to $141.6 million
●
Adjusted EBITDA* is expected to be in the range of $143.6 million to $144.6 million
●
Non-GAAP net income* is expected to be $107.4 million to $108.4 million
●
Unlevered free cash flow* is expected to be approximately $152.0 million

*Allocated Combined Receipts, Non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and unlevered free cash flow are non-GAAP measures. See "Non-GAAP Financial Measures" for a reconciliation of Allocated Combined Receipts to the most closely comparable GAAP measure. Instructure is unable to provide guidance, or a reconciliation, for operating loss and net loss, the most closely comparable GAAP measures with respect to non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and unlevered free cash flow because Instructure cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. This is due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including stock-based compensation, amortization of acquisition related intangibles. Thus, Instructure is unable to present a quantitative reconciliation of non-GAAP guidance to GAAP guidance because such information is not available.

Conference Call Information

Instructure’s management team will hold a conference call to discuss our third-quarter results today, November 8, 2021 at 5:00 p.m. ET. The conference call can be accessed by dialing (833) 921-1674 from the United States and Canada or (236) 389-2674 internationally with conference ID 1531297. A live webcast and replay of the conference call can be accessed from the investor relations page of Instructure's website at ir.instructure.com. An archived replay of the webcast will be available following the conclusion of the call.

About Instructure

Instructure is an education technology company dedicated to helping everyone learn together. We amplify the power of teaching and elevate the learning process, leading to improved student outcomes. Today, Instructure supports more than 30 million educators and learners at more than 6,000 organizations around the world.

Non-GAAP Financial Measures

Instructure has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition to Instructure’s results determined in accordance with GAAP, Instructure believes the following non-GAAP measures are useful in evaluating its operating performance and liquidity. Instructure believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.

A reconciliation of Instructure’s historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review the reconciliation.

Allocated Combined Receipts. We define Allocated Combined Receipts as the combined receipts of our Company and companies that we have acquired allocated to the period of service delivery. We calculate Allocated Combined Receipts as the sum of (i) revenue and (ii) the impact of fair value adjustments to acquired unearned revenue related to Thoma Bravo’s acquisition of Instructure (the “Take-Private Transaction”) and the Certica Holdings, LLC (“Certica”) and Eesysoft Software International B.V. ("Eesysoft") acquisitions that we do not believe are reflective of our ongoing operations. Management uses this measure to evaluate organic growth of the business period over period, as if the Company had operated as a single entity and excluding the impact of acquisitions or adjustments due to purchase accounting.

Non-GAAP Operating Income. We define non-GAAP operating (loss) income as loss from operations excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and Certica and Eesysoft acquisitions that we do not believe are reflective of our ongoing operations. We believe non-GAAP operating (loss) income is useful in evaluating our operating performance compared to that of other companies in our industry, as this metric generally eliminates the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Non-GAAP Net Income. We define non-GAAP net loss as net loss excluding the impact of stock-based compensation, amortization of acquisition-related intangibles, the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and Certica and Eesysoft acquisitions, and restructuring, transaction and sponsor related costs that we do not believe are reflective of our ongoing operations. Basic non-GAAP net income per common share attributable to common stockholders is computed by dividing non-GAAP net income attributable to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted non-GAAP net income per common share attributable to common stockholders is computed by giving effect to all potential dilutive common stock equivalents outstanding for the period.

Adjusted EBITDA. EBITDA is defined as earnings before debt-related costs, including interest and loss on debt extinguishment, provision (benefit) for taxes, depreciation, and amortization. We further adjust EBITDA to exclude certain items of a significant or unusual nature, including stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and the impact of fair value adjustments to acquired unearned revenue relating to the Take-Private Transaction and Certica and Eesysoft acquisitions. Although we exclude the amortization of acquisition-related intangibles from this non-GAAP measure, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Free Cash Flow and Unlevered Free Cash Flow. We define free cash flow as net cash provided by operating activities less purchases of property and equipment and intangible assets, net of proceeds from disposals of property and equipment. We define unlevered free cash flow as free cash flow adjusted for cash paid for interest on outstanding debt and cash settled stock-based compensation. We believe free cash flow and unlevered free cash flow facilitates period-to-period comparisons of liquidity. We consider free cash flow and unlevered free cash flow to be important measures because they measure the amount of cash we generate and reflect changes in working capital.

Non-GAAP Cost of Revenue and Non-GAAP Operating Expenses. We define non-GAAP cost of revenue and non-GAAP operating expenses as GAAP cost of revenue and GAAP operating expenses, respectively, excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, and amortization of acquisition-related intangibles, that we do not believe are reflective of our ongoing operations.

Non-GAAP Gross Profit. We define non-GAAP gross profit as gross profit excluding the impact of stock-based compensation, restructuring, transaction and sponsor related costs, amortization of acquisition-related intangibles, and fair value adjustments to deferred revenue in connection with purchase accounting, that we do not believe are reflective of our ongoing operations.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, "forward-looking" statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's financial guidance for the fourth quarter of 2021 and for the full year ending December 31, 2021 the company's growth, customer demand and application adoption, the company's research and development efforts and future application releases, and the company's expectations regarding future revenue, expenses, cash flows and net income or loss.

These statements are not guarantees of future performance, but are based on management's expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with future stimulus packages approved by the U.S. federal government; failure to continue our recent growth rates; our ability to acquire new customers and successfully retain existing customers; the effects of increased usage of, or interruptions or performance problems associated with, our learning platform; the impact on our business and prospects from the effects of the current COVID-19 pandemic; our history of losses and expectation that we will not be profitable for the foreseeable future; the impact of adverse general and industry-specific economic and market conditions; and changes in the spending policies or budget priorities for government funding of Higher Education and K-12 institutions.

These and other important risk factors are described more fully in the Company’s initial public offering prospectus filed with the Securities and Exchange Commission (the "SEC") on July 23, 2021, and other documents filed with the SEC and could cause actual results to vary from expectations. All information provided in this press release and in the conference call is as of the date hereof and Instructure undertakes no duty to update this information except as required by law.

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
	September 30, 2021	December 31, 2020
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$227,487	$146,212
Accounts receivable—net	54,759	47,315
Prepaid expenses	16,831	12,733
Deferred commissions	10,193	6,663
Assets held for sale	—	57,334
Other current assets	2,913	3,083
Total current assets	312,183	273,340
Property and equipment, net	10,264	11,289
Right-of-use assets	19,352	26,904
Goodwill	1,186,676	1,172,395
Intangible assets, net	660,030	755,349
Noncurrent prepaid expenses	2,493	6,269
Deferred commissions, net of current portion	18,568	16,434
Other assets	5,724	6,651
Total assets	$2,215,290	$2,268,631
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$22,271	$13,302
Accrued liabilities	24,529	23,638
Lease liabilities	6,482	6,037
Long-term debt, current	2,235	6,118
Liabilities held for sale	—	11,834
Deferred revenue	270,421	192,864
Total current liabilities	325,938	253,793
Long-term debt, net of current portion	514,970	820,925
Deferred revenue, net of current portion	16,667	12,015
Lease liabilities, net of current portion	25,479	30,670
Deferred tax liabilities	38,347	58,601
Other long-term liabilities	4,896	4,643
Total liabilities	926,297	1,180,647
Stockholders’ equity:
Common stock, par value $0.01 per share; 500,000 and 252,480 shares authorized as of September 30, 2021 (unaudited) and December 31, 2020, respectively; 140,423 and 126,219 shares issued and outstanding as of September 30, 2021 (unaudited) and December 31, 2020, respectively.	1,404	1,262
Additional paid-in capital	1,533,595	1,264,703
Accumulated deficit	(246,006)	(177,981)
Total stockholders’ equity	1,288,993	1,087,984
Total liabilities and stockholders’ equity	$2,215,290	$2,268,631

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
	Successor				Predecessor
	Three months ended September 30,	Three months ended September 30,	Nine months ended September 30,	Six months ended September 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Subscription and support	$96,163	$73,313	$266,774	$129,460	$65,968
Professional services and other	11,058	8,459	27,994	13,682	5,421
Total revenue	107,221	81,772	294,768	143,142	71,389
Cost of revenue:
Subscription and support	36,528	35,996	112,575	69,975	19,699
Professional services and other	4,939	5,034	15,500	10,592	4,699
Total cost of revenue	41,467	41,030	128,075	80,567	24,398
Gross profit	65,754	40,742	166,693	62,575	46,991
Operating expenses:
Sales and marketing	40,553	40,100	120,858	84,034	27,010
Research and development	15,823	14,619	47,191	36,736	19,273
General and administrative	14,396	13,092	38,943	47,533	17,295
Impairment on held-for-sale goodwill	—	29,612	—	29,612	—
Impairment on disposal group	—	3,389	1,218	3,389	—
Total operating expenses	70,772	100,812	208,210	201,304	63,578
Loss from operations	(5,018)	(60,070)	(41,517)	(138,729)	(16,587)
Other income (expense):
Interest income	—	5	13	40	313
Interest expense	(11,251)	(16,357)	(44,178)	(34,449)	(8)
Other income (expense)	(1,623)	187	(2,365)	603	(5,738)
Total other income (expense), net	(12,874)	(16,165)	(46,530)	(33,806)	(5,433)
Loss before income taxes	(17,892)	(76,235)	(88,047)	(172,535)	(22,020)
Income tax benefit (expense)	4,631	16,062	20,022	35,788	(183)
Net loss and comprehensive loss	$(13,261)	$(60,173)	$(68,025)	$(136,747)	$(22,203)
Net loss per common share, basic and diluted	$(0.10)	$(0.48)	$(0.52)	$(1.08)	$(0.58)
Weighted average common shares used in computing basic and diluted net loss per common share	136,647	126,240	129,643	126,240	38,369

INSTRUCTURE HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Successor		Successor		Predecessor
	Three months ended September 30,	Three months ended September 30,	Nine months ended September 30,	Six months ended September 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Operating activities:
Net loss	$(13,261)	$(60,173)	$(68,025)	$(136,747)	$(22,203)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation of property and equipment	910	1,329	2,728	2,427	2,982
Amortization of intangible assets	33,591	32,619	100,319	65,602	2,620
Amortization of deferred financing costs	740	487	1,958	1,018	—
Impairment on disposal group	—	3,389	1,218	3,389	—
Impairment on held-for-sale goodwill	—	29,612	—	29,612	—
Stock-based compensation	6,709	2,616	11,532	3,116	7,109
Deferred income taxes	(4,852)	(16,159)	(20,254)	(36,062)	—
Other	160	654	1,565	1,381	1,959
Changes in assets and liabilities:
Accounts receivable, net	89,213	73,414	(7,700)	(23,179)	11,903
Prepaid expenses and other assets	7,050	11,548	80	21,383	(25,121)
Deferred commissions	(3,221)	(11,218)	(5,596)	(19,010)	1,469
Right-of-use assets	1,172	1,600	7,552	5,294	4,509
Accounts payable and accrued liabilities	8,829	(7,975)	8,634	(11,796)	2,187
Deferred revenue	36,412	39,694	80,470	131,855	(36,983)
Lease liabilities	(1,696)	(1,245)	(4,746)	(338)	(7,489)
Other liabilities	(573)	93	(919)	4,015	—
Net cash provided by (used in) operating activities	161,183	100,285	108,816	41,960	(57,058)
Investing activities:
Purchases of property and equipment	(1,193)	(807)	(2,800)	(858)	(732)
Proceeds from sale of property and equipment	16	38	40	67	19
Proceeds from sale of Bridge	—	—	46,018	—	—
Business acquisitions, net of cash received	(856)	—	(16,886)	(1,904,064)	—
Maturities of marketable securities	—	—	—	—	15,584
Net cash provided by (used in) investing activities	(2,033)	(769)	26,372	(1,904,855)	14,871
Financing activities:
IPO proceeds, net of offering costs paid of $5,719	259,604	—	259,604	—	—
Proceeds from issuance of common stock from employee equity plans	—	—	—	—	1,067
Shares repurchased for tax withholdings on vesting of restricted stock units	(1,318)	—	(1,318)	—	(1,413)
Proceeds from issuance of term debt, net of discount	—	—	—	763,276	—
Proceeds from contributions from stockholders	—	9,182	—	1,257,327	—
Distributions to stockholders	(7)	—	(930)	—	—
Repayments of long-term debt	(256,348)	(1,937)	(307,882)	(3,875)	—
Term Loan prepayment premium	(3,827)	—	(3,827)	—	—
Net cash provided (used in) by financing activities	(1,896)	7,245	(54,353)	2,016,728	(346)
Net increase (decrease) in cash, cash equivalents, and restricted cash	157,254	106,761	80,835	153,833	(42,533)
Cash, cash equivalents, and restricted cash, beginning of period	74,534	105,775	150,953	58,703	101,236
Cash, cash equivalents, and restricted cash, end of period	$231,788	$212,536	$231,788	$212,536	$58,703
Supplemental cash flow disclosure:
Cash paid for taxes	$153	$109	$556	$257	$32
Interest paid	$10,553	$15,869	$42,302	$33,258	$—
Non-cash investing and financing activities:
Capital expenditures incurred but not yet paid	$62	$20	$62	$20	$79

RECONCILIATIONS OF NON-GAAP MEASURES TO GAAP MEASURES

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended September 30,	Three months ended September 30,	Nine months ended September 30,	Six months ended September 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Revenue	$107,221	$81,772	$294,768	$143,142	$71,389
Fair value adjustments to deferred revenue in connection with purchase accounting	1,379	6,150	8,471	19,589	—
Allocated Combined Receipts	$108,600	$87,922	$303,239	$162,731	$71,389

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended September 30,	Three months ended September 30,	Nine months ended September 30,	Six months ended September 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Loss from operations	$(5,018)	$(60,070)	$(41,517)	$(138,729)	$(16,587)
Stock-based compensation	8,379	6,722	17,722	40,550	7,109
Restructuring, transaction and sponsor related costs	2,031	40,064	18,042	50,317	8,360
Amortization of acquisition-related intangibles	33,590	32,617	100,312	65,597	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	1,379	6,150	8,471	19,589	—
Non-GAAP operating income	$40,361	$25,483	$103,030	$37,324	$1,468

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended September 30,	Three months ended September 30,	Nine months ended September 30,	Six months ended September 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Net loss	$(13,261)	$(60,173)	$(68,025)	$(136,747)	$(22,203)
Interest on outstanding debt and loss on debt extinguishment	11,247	16,357	44,170	34,449	—
Provision (benefit) for taxes	(4,631)	(16,062)	(20,022)	(35,788)	183
Depreciation	911	1,329	2,728	2,426	2,982
Amortization	2	2	5	5	35
Stock-based compensation	8,379	6,722	17,722	40,550	7,109
Restructuring, transaction and sponsor related costs	3,641	39,446	19,652	49,699	14,117
Amortization of acquisition-related intangibles	33,590	32,617	100,312	65,597	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	1,379	6,150	8,471	19,589	—
Adjusted EBITDA	$41,257	$26,388	$105,013	$39,780	$4,809

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF FREE CASH FLOW & UNLEVERED FREE CASH FLOW
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended September 30,	Three months ended September 30,	Nine months ended September 30,	Six months ended September 30,	Three months ended March 31,
	2021	2020	2021	2020	2020

Net cash provided by (used in) operating activities	$161,183	$100,285	$108,816	$41,960	$(57,058)
Purchases of property and equipment	(1,193)	(807)	(2,800)	(858)	(732)
Proceeds from disposals of property and equipment	16	38	40	67	19
Free cash flow	$160,006	$99,516	$106,056	$41,169	$(57,771)
Cash paid for interest on outstanding debt	10,553	17,060	42,302	34,449	—
Cash settled stock-based compensation	1,651	4,105	6,094	37,434	—
Unlevered free cash flow	$172,210	$120,681	$154,452	$113,052	$(57,771)

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP NET INCOME
(in thousands, except per share amounts)
(unaudited)
	Successor				Predecessor
	Three months ended September 30,	Three months ended September 30,	Nine months ended September 30,	Six months ended September 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Net loss	$(13,261)	$(60,173)	$(68,025)	$(136,747)	$(22,203)
Stock-based compensation	8,379	6,722	17,722	40,550	7,109
Amortization of acquisition-related intangibles	33,590	32,617	100,312	65,597	2,586
Fair value adjustments to deferred revenue in connection with purchase accounting	1,379	6,150	8,471	19,589	—
Restructuring, transaction and sponsor related costs	3,641	39,446	19,652	49,699	14,117
Non-GAAP net income	$33,728	$24,762	$78,132	$38,688	$1,609
Non-GAAP net income per common share, basic	$0.25	$0.20	$0.60	$0.31	$0.04
Non-GAAP net income per common share, diluted	$0.24	$0.20	$0.60	$0.31	$0.04
Weighted average common shares used in computing basic Non-GAAP net income per common share	136,647	126,240	129,643	126,240	38,369
Weighted average common shares used in computing diluted Non-GAAP net income per common share	138,182	126,240	130,166	126,240	38,369

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP GROSS PROFIT
(in thousands)
(unaudited)
	Successor				Predecessor
	Three months ended September 30,	Three months ended September 30,	Nine months ended September 30,	Six months ended September 30,	Three months ended March 31,
	2021	2020	2021	2020	2020
Gross profit	$65,754	$40,742	$166,693	$62,575	$46,991
Stock-based compensation	580	555	1,262	1,116	586
Restructuring, transaction and sponsor related costs	187	70	2,991	2,912	66
Amortization of acquisition-related intangibles	15,582	15,000	46,412	30,167	1,293
Fair value adjustments to deferred revenue in connection with purchase accounting	1,379	6,150	8,471	19,589	-
Non-GAAP gross profit	$83,482	$62,517	$225,829	$116,359	$48,936

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended September 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$36,528	(257)	(159)	(15,582)	$20,530
Professional services and other	4,939	(323)	(28)	—	4,588
Total cost of revenue	$41,467	(580)	(187)	(15,582)	$25,118

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Nine Months Ended September 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$112,575	(652)	(2,108)	(46,412)	$63,403
Professional services and other	15,500	(610)	(883)	—	14,007
Total cost of revenue	$128,075	(1,262)	(2,991)	(46,412)	$77,410

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended September 30, 2020
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$35,996	(333)	—	(15,000)	$20,663
Professional services and other	5,034	(222)	(70)	—	4,742
Total cost of revenue	$41,030	(555)	(70)	(15,000)	$25,405

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Six Months Ended September 30, 2020 (Successor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$69,975	(653)	(2,056)	(30,167)	$37,099
Professional services and other	10,592	(463)	(856)	—	9,273
Total cost of revenue	$80,567	(1,116)	(2,912)	(30,167)	$46,372

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP COST OF REVENUE
Three Months Ended March 31, 2020 (Predecessor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Cost of Revenue
Subscription and support	$19,699	(301)	—	(1,293)	$18,105
Professional services and other	4,699	(285)	(66)	—	4,348
Total cost of revenue	$24,398	(586)	(66)	(1,293)	$22,453

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended September 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$40,553	(2,139)	(99)	(18,008)	$20,307
Research and development	15,823	(2,292)	(226)	—	13,305
General and administrative	14,396	(3,368)	(1,519)	—	9,509
Total operating expenses	$70,772	(7,799)	(1,844)	(18,008)	$43,121

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Nine Months Ended September 30, 2021
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$120,858	(4,814)	(2,551)	(53,900)	$59,593
Research and development	47,191	(4,896)	(2,904)	—	39,391
General and administrative	38,943	(6,750)	(8,378)	—	23,815
Impairment on disposal group	1,218	—	(1,218)	—	—
Total operating expenses	$208,210	(16,460)	(15,051)	(53,900)	$122,799

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended September 30, 2020
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$40,100	(1,843)	(1,420)	(17,617)	$19,220
Research and development	14,619	(2,149)	(1,017)	—	11,453
General and administrative	13,092	(2,175)	(4,556)	—	6,361
Impairment on held-for-sale goodwill	29,612	—	(29,612)	—	—
Impairment on disposal group	3,389	—	(3,389)	—	—
Total operating expenses	$100,812	$(6,167)	$(39,994)	$(17,617)	$37,034

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Six Months Ended September 30, 2020 (Successor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$84,034	(5,435)	(3,706)	(35,430)	$39,463
Research and development	36,736	(7,193)	(3,581)	—	25,962
General and administrative	47,533	(26,806)	(7,117)	—	13,610
Impairment on held-for-sale goodwill	29,612	—	(29,612)	—	—
Impairment on disposal group	3,389	—	(3,389)	—	—
Total operating expenses	$201,304	$(39,434)	$(47,405)	$(35,430)	$79,035

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP OPERATING EXPENSES
Three Months Ended March 31, 2020 (Predecessor)
(in thousands)
(unaudited)
	GAAP	Stock-based compensation expense	Restructuring, transaction and sponsor related costs	Amortization of acquired intangibles	Non-GAAP
Operating expenses:
Sales and marketing	$27,010	(1,977)	(556)	(1,293)	$23,184
Research and development	19,273	(1,874)	(1,273)	—	16,126
General and administrative	17,295	(2,672)	(6,465)	—	8,158
Total operating expenses	$63,578	(6,523)	(8,294)	(1,293)	$47,468

INSTRUCTURE HOLDINGS, INC.
RECONCILIATION OF NON-GAAP ALLOCATED COMBINED RECEIPTS GUIDANCE
(in thousands)
(unaudited)
	Three Months Ending December 31,		Full Year Ending December 31,
	2021	2021	2021	2021
	LOW	HIGH	LOW	HIGH
Revenue	$106,900	$107,900	$401,700	$402,700
Fair value adjustments to deferred revenue in connection with purchase accounting	600	600	9,000	9,000
Allocated Combined Receipts	$107,500	$108,500	$410,700	$411,700

For More Information:

Media Relations:
Cory Edwards
Vice President, Corporate Communications
Instructure
(801) 869-5258
cory@instructure.com

Investor Relations:
April Scee
Managing Director
ICR, Inc.
(917) 497-8992
april.scee@icrinc.com